EXHIBIT 24.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated August 18, 1995, included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-60161.

                                   /s/ Arthur Andersen LLP


Birmingham, Alabama
April 24, 1996